UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

FTC Solar, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40350	81-4816270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas		78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 737 787-7906

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2025, FTC Solar, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment and restatement to the Company’s 2021 Stock Incentive Plan to reserve an additional 2,000,000 shares of Common Stock issuable under the 2021 Stock Incentive Plan.

The foregoing description of the 2021 Stock Incentive Plan is qualified in its entirety by reference to Amendment No. 1 to 2021 Stock Incentive Plan, filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on September 4, 2025. Set forth below are the final results of the voting with respect to each matter acted upon at the Special Meeting.

Proposal 1 - Issuance of Common Stock issuable upon exercise of certain Warrants

The stockholders approved the issuance of an aggregate 6,836,237 shares of our Common Stock issuable upon exercise of certain Warrants to purchase Common Stock, in excess of the exercise caps applicable to the Warrants.

	For	Against	Withhold/ Abstain
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate 6,836,237 shares of our Common Stock, par value $0.0001 per share (the "Common Stock"), issuable upon exercise of certain Warrants to purchase Common Stock (the "Warrants"), in excess of the exercise caps applicable to the Warrants.	8,296,533	193,566	37,472

Proposal 2 - Amendment to our 2021 Stock Incentive Plan

The stockholders approved an amendment to our 2021 Stock Incentive Plan to reserve an additional 2,000,000 shares of Common Stock issuable under the 2021 Stock Incentive Plan.

	For	Against	Withhold/ Abstain
To approve an amendment to our 2021 Stock Incentive Plan (the "2021 Plan") to reserve an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan.	8,046,344	413,045	68,182

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to 2021 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTC SOLAR, INC.

Date:	September 4, 2025	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer